UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	October 10, 2018

ENDRA Life Sciences Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-37969	26-0579295
(State or other jurisdiction of incorporation	(Commission File Number)	(IRS Employer Identification No.)

3600 Green Court, Suite 350 Ann Arbor, MI	48105
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code	(734) 335-0468

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☑

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.
Entry into a Material Definitive Agreement.

On October 11, 2018, ENDRA Life Sciences Inc. (the “Company”) entered into an underwriting agreement (the “Underwriting Agreement”) with National Securities Corporation (the “Underwriter”), relating to an underwritten public offering for the issuance and sale of 1,477,750 shares of the Company’s common stock, par value $0.0001 per share (the “Common Stock”), which amount includes the underwriter's an option to purchase up to an additional 192,750 shares of Common Stock to cover over-allotments. The Underwriter exercised in full its option to purchase the additional over-allotment shares on October 12, 2018.

The offering, including the issuance of the shares of Common Stock sold pursuant to the Underwriter's over-allotment option, closed on October 15, 2018. The net proceeds to the Company from the offering were approximately $2.7 million, after deducting underwriting discounts and commissions, and other offering expenses.

The offering was made pursuant to the Company’s effective registration statement on Form S-3 (File No. 333-226917), previously filed with the Securities and Exchange Commission, and a prospectus supplement thereto. A copy of the Underwriting Agreement relating to the offering is filed as Exhibit 1.1 to this Current Report, and the description of the terms of the Underwriting Agreement is qualified in its entirety by reference to such exhibit. A copy of the opinion of K&L Gates LLP relating to the legality of the issuance and sale of the shares in the offering is attached as Exhibit 5.1 hereto.

Item 8.01.
Other Events.

On each of October 10, 2018, October 11, 2018 and October 15, 2018, the Company issued a press release with respect to the offering described in Item 1.01 of the Current Report on Form 8-K. The press releases are filed as Exhibits 99.1, 99.2 and 99.3 hereto and are incorporated herein by reference.

Item 9.01.
Financial Statements and Exhibits.

(d)
Exhibits

Exhibit No.	Description

1.1	Underwriting Agreement, dated October 11, 2018
5.1	Opinion of K&L Gates LLP
23.1	Consent of K&L Gates LLP (included in Exhibit 5)
99.1	Press Release, dated October 10, 2018
99.2	Press Release, dated October 11, 2018
99.3	Press Release, dated October 15, 2018

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENDRA Life Sciences Inc.
October 16, 2018
	By:	/s/ Francois Michelon
	Name:	Francois Michelon
	Title:	President and Chief Executive Officer